Corporate Information	6 Months Ended
Jun. 30, 2020
Corporate Information
Corporate Information

Note 1 – Corporate Information

Franco-Nevada Corporation (“Franco-Nevada”) is incorporated under the Canada Business Corporations Act. The Company is a royalty and stream company focused on precious metals (gold, silver, and platinum-group metals) and has a diversity of revenue sources with a target of no more than 20% of revenue from energy (oil, gas and natural gas liquids). The Company owns a portfolio of royalty, stream and working interests, covering properties at various stages, from production to early exploration located in Latin America, United States, Canada, Australia, Europe and Africa.

The Company’s shares are listed on the Toronto Stock Exchange and the New York Stock Exchange and the Company is domiciled in Canada. The Company’s head and registered office is located at 199 Bay Street, Suite 2000, Toronto, Ontario, Canada.